EXECUTION COPY

                                    GUARANTY
                                    --------


                  THIS GUARANTY, dated as of September 29, 2000, is made by COCA-COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation ("Guarantor"), in favor of COCA-COLA ENTERPRISES INC., a Delaware corporation ("Enterprises").

                              W I T N E S S E T H:

                  WHEREAS, as of this date Enterprises has purchased from The Coca-Cola Bottling Company of West Virginia, Inc. ("CCBCWV"), Coca-Cola Bottling Company of Roanoke, Inc. ("CCBCR"), WVBC, Inc. ("WVBC"), and ROBC, Inc. ("ROBC") (CCBCWV, CCBCR, WVBC, and ROBC are sometimes hereinafter individually referred to as a "Seller" and collectively referred to as the "Sellers") certain assets relating to the Sellers' businesses of distributing carbonated and non-carbonated soft drinks and packaged water within portions of the States of Ohio and Kentucky pursuant to that certain Asset Acquisition Agreement by and among CCBCWV, CCBCR and Enterprises and that certain Franchise Acquisition Agreement by and among WVBC, ROBC and Enterprises (the "Agreements");

                  WHEREAS, Guarantor directly or indirectly owns 100% of the outstanding equity interests of each Seller and will derive direct and indirect economic benefits from the transactions contemplated by the Agreements (the "Transactions"); and

                  WHEREAS, in connection with the Transactions and as a condition precedent thereto, Enterprises is requiring that Guarantor shall have executed and delivered this Guaranty;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce Enterprises to enter into the Agreements, it is agreed as follows:

                                    ARTICLE I
                                    GUARANTY
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                  1.01 Guaranty of Obligations of Sellers. Guarantor hereby
irrevocably and unconditionally guarantees the due and punctual performance by each Seller of all of its covenants and obligations under the Agreements (the "Obligations") including without limitation the due and punctual payment of any Claims payable by the Sellers to Buyer's Protected Parties under the indemnity provisions of each Agreement. Guarantor hereby waives every kind of notice (including without limitation any notice required by N.C.G.S. ss. 26-7(a)), technical requirement, possible irregularity and formality that might otherwise be required or used or raised to release or diminish this Guaranty in any way or to hinder Enterprises' collection in full from Guarantor -- including, but not limited to, lack of enforceability of any obligation against any Seller, acceptance and notice of acceptance of this Guaranty, demand, presentment, protest and notice of protest and notice of nonpayment by any Seller. Guarantor hereby consents to any and
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all extensions, renewals, modifications and releases of any obligations of any
Seller. No delay, failure, neglect, act or omission on Enterprises' part in enforcing or not enforcing payment of any obligation of any Seller under the Agreements, or any other rights against any Seller, shall diminish the liability of Guarantor under this Guaranty. Enterprises shall not be obligated to marshal assets, or to exhaust its recourse against any Seller, before being entitled to payment in full from Guarantor under this Guaranty. Without limiting the foregoing, Guarantor hereby waives any and all rights it may have pursuant to Sections 26-7 through 26-9 of the North Carolina General Statutes.

                  1.02 Continuing Guaranty.

                  (a) Guarantor agrees that this Guaranty is a continuing guaranty and shall remain in full force and effect until the payment and performance in full of the Obligations.

                  (b) This Guaranty shall remain in full force and effect and continue to be effective in the event any petition be filed by or against any Seller or the Guarantor for liquidation or reorganization, in the event any Seller or the Guarantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee be appointed for all or any significant part of Guarantor's or any Seller's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Enterprises, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  To induce Enterprises to enter into the Agreements, Guarantor makes the following representations and warranties to Enterprises, each and all of which shall survive the execution and delivery of this Guaranty:

                  2.01 Organization and Authorization.

(a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
(b)
(c) The execution, delivery and performance by Guarantor of this Guaranty are within Guarantor's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) Guarantor's certificate of incorporation or by-laws, or (ii) any

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

law, rule, regulation or contractual restriction in any material contract or any other contract binding on or affecting Guarantor.
(d)
(e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Guarantor of this Guaranty.
(f)
(g) This Guaranty is a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.
(h)
                                   ARTICLE III
                                  MISCELLANEOUS
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                  3.01 Good Faith; Further Assurances; Further Cooperation.
Guarantor shall in good faith undertake to perform its obligations under this Guaranty, to satisfy all conditions and to cause the transactions contemplated by this Guaranty to be carried out promptly in accordance with the terms of this Guaranty. Upon the execution of this Guaranty and thereafter, Guarantor shall do such things as may be reasonably requested by Enterprises in order more effectively to consummate or document the transactions contemplated by this Guaranty.

                  3.02 Assignment. This Guaranty shall bind the Guarantor and shall inure to the benefit of Enterprises and its successors and permitted assigns. The Guarantor may not assign this Guaranty.

                  3.03 Captions; Definitions. The titles or captions of articles, sections and subsections contained in this Guaranty are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Guaranty or the intent of any provision hereof and shall not be considered in the interpretation or construction of this Guaranty in any proceeding. Capitalized terms used in this Guaranty have the meanings assigned to them in the Agreements unless otherwise defined herein.

                  3.04 Controlling Law; Amendment; Waiver. This Guaranty shall be construed in accordance with and governed by the Laws of the State of North Carolina, without giving effect to the principles of conflicts of law thereof. This Guaranty may not be altered or amended except in writing signed by Enterprises and Guarantor. The failure of Enterprises at any time to require performance of any provisions hereof shall in no manner affect the right to enforce the same. No waiver by Enterprises of any condition, or of the breach of any term, provision, warranty, representation, agreement or covenant contained in this Guaranty, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement or covenant herein contained.

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

                  3.05 No Third-Party Beneficiaries. With the exception of Enterprises and Guarantor and each of their legal representatives, heirs, successors and permitted assigns, there shall exist no right of any person to claim a beneficial interest in this Guaranty or any rights arising by virtue of this Guaranty.

                  3.06 Entire Agreement. This Guaranty together with the Agreements and all other agreements and undertakings provided for hereunder or thereunder shall constitute the entire agreement of Enterprises and Guarantor and supersedes any and all prior agreements, oral or written, with respect to the subject matter contained herein. There are no other agreements, representations, warranties or other understandings between Enterprises and Guarantor in connection with the Transactions and this Guaranty which are not set forth in this Guaranty.


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

                  IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first above written.

                                       COCA-COLA BOTTLING CO. CONSOLIDATED

                                       By:________________________________

                                       Name:______________________________

                                       Title:______________________________


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